Exhibit 99.1

Alleghany Corporation Announces Record Date and Meeting Date

For Special Meeting of Stockholders in Connection with Merger Agreement

NEW YORK, NY – December 21, 2011 – Alleghany Corporation (NYSE: Y) (“Alleghany”) today announced that it has established a record date and a meeting date for a special meeting of its stockholders to consider and vote upon a proposal to issue shares of Alleghany common stock in connection with the previously announced merger of Transatlantic Holdings, Inc. (NYSE: TRH) (“Transatlantic”), into Shoreline Merger Sub, Inc., a wholly-owned subsidiary of Alleghany, pursuant to the merger agreement, dated as of November 20, 2011, between Alleghany and Transatlantic.

Alleghany stockholders of record at the close of business on Wednesday, January 4, 2012, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting will be held on Monday, February 6, 2012, at 10:00 a.m., local time, at the Harvard Club of New York City, 35 West 44th Street, New York, New York.

UBS Investment Bank and Morgan Stanley are serving as financial advisors and Wachtell, Lipton, Rosen & Katz as legal advisor to Alleghany.

About Alleghany

Alleghany creates stockholder value through the ownership and management of operating subsidiaries and investments, anchored by a core position in property and casualty insurance. Alleghany’s current operating subsidiaries include: RSUI Group, Inc., a national underwriter of property and liability specialty insurance coverages; Capitol Transamerica Corporation, an underwriter of property and casualty insurance coverages with a focus on the Midwest and Plains states and a national underwriter of specialty property and casualty and surety insurance coverages; Pacific Compensation Corporation, an underwriter of workers’ compensation insurance primarily in California; and Alleghany Properties LLC, a significant landowner in Sacramento, California.

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address events or developments that we expect or anticipate will occur in the future – including statements relating to the expected timetable for completing the proposed transaction and the ability of Alleghany and Transatlantic to obtain the regulatory approvals required to consummate the transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the willingness of relevant regulatory authorities to approve the merger and their timeliness in doing so;

whether Alleghany stockholders approve the stock issuance and whether Transatlantic stockholders vote to adopt the merger agreement; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with regulatory authorities; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Alleghany and Transatlantic, Alleghany filed with the SEC on December 7, 2011 a registration statement on Form S-4, amended by Amendment No. 1 filed with the SEC on December 21, 2011, that includes a preliminary joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Alleghany or Transatlantic may file with the SEC or send to their shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS FILED AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Alleghany at Alleghany Corporation, Attention: Investor Relations, 7 Times Square Tower, New York, New York 10036, (212) 752-1356, or by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.

Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed with the SEC on December 7, 2011, as amended by Amendment No. 1 filed with the SEC on December 21, 2011. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed by Alleghany with the SEC on December 7, 2011, as amended by Amendment No. 1 filed with the SEC on December 21, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be, to the extent required, contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger. Investors should read the definitive joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.